UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                            POCAHONTAS BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:
               12/20/1999
________________________________________________________________________________

SEC 1913 (3-99)

                         [POCAHONTAS BANCORP, INC. LOGO]

December 20, 1999

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Pocahontas Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Company's main office, 203 West Broadway, Pocahontas, Arkansas, at 1:00 p.m. (Arkansas time) on January 26, 2000.

The business to be conducted at the Annual Meeting includes (i) the election of three directors to the Board of Directors of the Company; (ii) the amendment of the Company's 1998 Stock Option Plan and 1998 Recognition and Retention Plan; and (iii) the ratification of the appointment of Deloitte & Touche, LLP as auditors for the Company for the fiscal year ending September 30, 2000.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. The Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

/s/James A. Edington

James A. Edington
President and Chief Executive Officer

                            POCAHONTAS BANCORP, INC.
                                203 West Broadway
                                  P.O. Box 427
                           Pocahontas, Arkansas 72455
                                 (870) 892-4595


                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on January 26, 2000

         Notice is hereby given that the Annual Meeting of Stockholders of Pocahontas Bancorp, Inc. (the "Company") will be held at the Company's main office, 203 West Broadway, Pocahontas, Arkansas, on January 26, 2000 at 1:00 p.m. Arkansas time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1. The election of three directors to the Board of Directors of the Company;

         2. The amendment of the Company's 1998 Stock Option Plan and the 1998 Recognition and Retention Plan to revise the provisions relating to the vesting of options and awards under such plans;

         3. The ratification of the appointment of Deloitte & Touche, LLP as auditors for the Company for the fiscal year ending September 30, 2000; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on December 15, 1999 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                       By Order of the Board of Directors

                       /s/Dwayne Powell

                       Dwayne Powell
                       Secretary

Pocahontas, Arkansas
December 20, 1999



--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            POCAHONTAS BANCORP, INC.
                                203 West Broadway
                                  P.O. Box 427
                           Pocahontas, Arkansas 72455
                                 (870) 892-4595

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 26, 2000

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Pocahontas Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of Pocahontas Bancorp, Inc. (the "Meeting"), which will be held at the Company's main office, 203 West Broadway, Pocahontas, Arkansas, on January 26, 2000, at 1:00 p.m., Arkansas Time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about December 20, 1999.

                              REVOCATION OF PROXIES

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Please sign and return your proxy to the Company in order for your vote to be counted. Proxies which are signed, but contain no instructions for voting, will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, Dwayne Powell, at the address of the Company shown above, or by delivering a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who has given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone or telegraph by the Company's directors, officers and employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                 VOTING SECURITIES AND METHOD OF COUNTING VOTES

         Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock") as of the close of business on December 15, 1999 (the "Record Date"), are entitled to one vote for each share then held. As of the Record Date, there were 5,518,614 shares issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. That means that the three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Meeting will be elected directors of the Company. The affirmative vote of holders of a majority of the total votes present at the Meeting in person or by proxy is required to amend the stock benefit plans and to ratify the appointment of

Deloitte & Touche, LLP as the Company's auditors. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present, but will not be counted as votes in favor of the proposal to amend the stock benefit plans or the proposal to ratify the appointment of Deloitte & Touche, LLP as the Company's auditors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act").

         The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by the Company's directors and executive officers as a group, as well as each person who was the beneficial owner of more than 5% of the outstanding shares of Common Stock as of the Record Date.

                                                          Amount of Shares
                                                          Owned and Nature                   Percent of Shares
                                                            of Beneficial                     of Common Stock
 Holder                                                     Ownership (1)                     Outstanding (4)
--------                                                ---------------------             ----------------------
All Directors and Executive Officers                           811,117                             14.4%
as a Group (10 persons)

Pocahontas Federal Savings and Loan Association                475,400                              8.6
401(k) Savings and Employee Stock
Ownership Plan (2)(3)
203 West Broadway
Pocahontas, Arkansas  72455

Drake Associates, L.P. and affiliates                          515,724                              9.3
55 Brookville Road
Glen Head, New York  11545

--------------------
(1) Based solely upon the filings made pursuant to the Exchange Act and information furnished by the respective persons. In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has sole or shared voting or investment power with respect to such shares, or has a right to acquire beneficial ownership at any time within 60 days from the date as to which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as shares owned by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2) Under the Pocahontas Federal Savings and Loan Association 401(k) Savings and Employee Stock Ownership Plan (the "ESOP"), shares allocated to participants' accounts are voted in accordance with the participants' directions. Unallocated shares held by the ESOP are voted by the ESOP Trustee in the manner calculated to most accurately reflect the instructions received from the participants regarding the allocated shares. As of the Record Date, 311,007 shares of Common Stock were allocated under the ESOP.

(3) Excludes 79,970 shares of Common Stock or 14.4% of the shares of Common Stock outstanding, owned by the ESOP for the benefit of the named executive officers of the Company.

(4) Total Common Stock outstanding includes shares that may be acquired pursuant to presently exercisable options.

                        PROPOSAL I--ELECTION OF DIRECTORS

         The Company's Board of Directors is currently composed of seven members. The Company's bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Meeting to serve for three-year periods and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as directors Ralph P. Baltz, Marcus Van Camp, and N. Ray Campbell.

         The table below sets forth certain information regarding members of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understanding between the nominees and any other person pursuant to which such nominees were selected.

                                                                                        Shares of
                                                                                       Common Stock
                                     Positions                                         Beneficially
                                     Held in the       Served       Current Term         Owned on          Percent
 Name (1)            Age (4)          Company         Since (2)       to Expire       Record Date (3)      of Class
---------            -------     ----------------     ---------       ---------       ---------------      --------

Nominees
Ralph P. Baltz       50          Chairman               1986            2000              133,702           2.4%

Marcus Van Camp      50          Director               1990            2000               35,952             *

N. Ray Campbell      50          Director               1992            2000               44,799             *

Directors Continuing in Office
Skip Martin          50          Director               1988            2001              191,942           3.4

Charles R. Ervin     61          Director               1988            2001               64,277           1.1

James A. Edington    49          President, Chief       1994            2002              183,168           3.3
                                 Executive Officer
                                    and Director

Robert Rainwater     64          Director               1981            2002               36,124             *
Executive Officers
Dwayne Powell        35          Chief Financial                                           77,145           1.4
                                 Officer

Bill B. Stacy        56          Senior Vice President                                    14,598              *

Richard M. Olvey     55          Senior Vice President                                    29,410              *

(1) The mailing address for each person listed is 203 West Broadway, Pocahontas, Arkansas 72455. Each of the persons listed is also a director of Pocahontas Federal Savings and Loan Association (the "Bank"), the Company's wholly owned subsidiary.

(2) Reflects initial appointment to the Board of Directors of the Company's mutual predecessor.

(3) See definition of "beneficial ownership" in the table "Security Ownership of Certain Beneficial Owners and Management."

(4)  As of December 15, 1999.

 *Does not exceed 1%.

         James A. Edington was appointed President and Chief Executive Officer of the Company and the Bank in April 1999. He previously served as Executive Vice President of the Bank since 1991 and of the Company since its formation. He has been the Bank's compliance officer, security officer, secretary and treasurer. Mr. Edington has been employed in executive roles with the Bank since 1983.

         Ralph P. Baltz has been Chairman of the Board of the Bank since January 1997 and of the Company since its formation. Mr. Baltz is a general contractor and residential developer and is the President and owner/operator of Tri-County Sand and Gravel, Inc.

         Marcus Van Camp is the Superintendent of Schools at Pocahontas Public Schools, and has been employed by such schools for 25 years.

         Skip Martin is the former President and Chief Executive Officer of the Bank and of the Company, and retired in April 1999. He has been a member of the Board of Directors of the Bank since 1988 and of the Company since its formation.

         Charles R. Ervin is retired. Prior to his retirement, Mr. Ervin was President and owner of C.E.C., Inc., a construction company, since March 1992. Prior to that, Mr. Ervin was President and part-owner of M.T.C., Inc., a general contractor specializing in tenant construction in shopping centers nationally.

         N. Ray Campbell is the owner and operator of Big Valley Trailer Manufacturing. Prior to this, Mr. Campbell was the Plant Manager of Waterloo Industries, an industrial firm located in Pocahontas, Arkansas.

         Robert  Rainwater  is  semi-retired.   Prior  to  his  retirement,  Mr.
Rainwater was the owner of Sexton Pharmacy in Walnut Ridge, Arkansas.

         Dwayne Powell, CPA, has served as Chief Financial Officer of the Bank since October 1996 and of the Company since its formation. Prior to that, Mr. Powell was an Audit Manager for Deloitte & Touche LLP, primarily serving financial institution clients.

         Bill B. Stacy has served as Senior Vice President of the Bank since 1997. Mr. Stacy has been affiliated with the Bank since 1988 and began service as a Vice President of Mortgage Banking.

         Richard M. Olvey has served as a Senior Vice President of the Bank since 1987. Mr. Olvey has been affiliated with the Bank since 1968. During his tenure with the Bank, Mr. Olvey has been a Branch Manager and Mortgage Lending Officer.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they filed. The Company knows of no person who owns 10% or more of the Common Stock.

         Based solely on the review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that with respect to the year ended September 30, 1999, the Company's officers and directors satisfied the reporting requirements promulgated under
Section 16(a) of the 1934 Act.

Meetings and Committees of the Board of Directors

         The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the fiscal year ended September 30, 1999 the Board of Directors held 12 regular and one special meeting. During the fiscal year ended September 30, 1999 no director attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served.

         The Audit Committee of the Company consists of all the non-employee Directors of the Board of Directors. The Audit Committee met once during the fiscal year ended September 30, 1999. The Audit Committee normally meets on a quarterly basis and serves as a liaison between the Board, the Company's independent auditors, federal regulators and management.

         The Nominating Committee consists of Directors Robert Rainwater, Marcus Van Camp and James A. Edington, and meets annually to present officer and director candidates to the Company. The Nominating Committee met once during the fiscal year ended September 30, 1999.

         The Dividend Committee consists of the entire Board of Directors. The Dividend Committee meets at least quarterly to recommend the amount and type of dividend to be paid by the Company. The Dividend Committee met four times during the fiscal year ended September 30, 1999.

Directors' Compensation

         The Company's directors received no separate fees during the fiscal year ended September 30, 1999. During the fiscal year ended September 30, 1999, members of the Board of Directors of the Bank each received fees of $1,750 per month. In addition, the Chairman of the Board received an additional $625 per month during the fiscal year ended September 30, 1999. No additional compensation or fees are received for serving as directors of the Bank.

Executive Compensation

         The following table sets forth for the years ended September 30, 1999, 1998, and 1997, certain information as to the total remuneration paid by the Company to the Chief Executive Officer and all other executive officers whose salary and bonuses exceeded $100,000 ("Named Executive Officers"). For the period prior to formation of the Company in 1998, the remuneration information relates to that paid by the Bank to the Named Executive Officers.

                                                                                     Long-Term Compensation
                                                                               ----------------------------------
                                            Annual Compensation                         Awards            Payouts
                                       -----------------------------------     ----------------------------------
                            Year                                  Other        Restricted     Options/                   All
Name and                    Ended                              Annual Com-       Stock          SARS       LTIP         Other
Principal Position        Sept. 30,    Salary (1)    Bonus      pensation      Awards (3)       (#)       Payouts   Compensation (2)
------------------        ---------    ----------    -----      ---------      ----------       ---       -------   ----------------
Skip Martin............     1999        $142,418    $ --           --           $     --      80,000        --          $   --
    President and Chief     1998         196,000      --           --                 --          --        --            20,161
    Executive Officer(4)    1997         166,100     10,200        --                 --          --        --            18,957

James A. Edington......     1999         196,565       --          --            321,354      80,000        --            30,637
    President and Chief     1998         171,000       --          --                 --          --        --            20,161
    Executive Officer (4)   1997         140,000      9,700        --                 --          --        --            19,778


Dwayne Powell..........     1999         150,175       --          --            321,354      80,000        --            29,387
    Chief Financial         1998         125,000       --          --                 --          --        --            20,161
    Officer                 1997         100,000       --          --             53,047          --        --                88

------------------------------------

(1)  Includes Board of Director and committee fees.

(2) Consists of payments made pursuant to the Bank's Profit Sharing Plan. See "--Executive Compensation." Also includes the Bank's contributions or allocations (but not earnings) pursuant to the Bank's ESOP. Does not include benefits pursuant to the Bank's Pension Plan.

(3) Represents awards made pursuant to the Bank's Recognition and Retention Plan for Employees, which awards vest in five equal annual installments commencing on January 3, 2000 and the Company's Recognition and Retention Plan. Dividends on such shares accrue and are paid to the recipient when the shares are granted. The value of such shares was determined by multiplying the number of shares awarded by the price at which the shares of common stock were sold. The 1997 amount represents shares awarded pursuant to the 1994 Recognition and Retention Plan, all of which have vested.

(4) Mr. Edington was appointed President and Chief Executive Officer in April 1999 upon the retirement of Mr. Martin.

         Employment Agreements. The Bank has entered into employment agreements with James A. Edington, its President and Chief Executive Officer, and Dwayne Powell, its Chief Financial Officer.

         Each employment agreement provides for a term of three years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, the Board of Directors may extend each agreement for an additional year such that the remaining terms shall be up to three years unless written notice of nonrenewal is given by the Board of Directors after conducting a performance evaluation. The agreements provide that the base salary of the executive will be reviewed annually. In addition to the base salary, the agreements provide that the executive is to receive all benefits provided to permanent full time employees of the Bank, including among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel. Each agreement permits the Bank to terminate the executive's employment for cause at any time. In the event the Bank chooses to terminate the executive's employment for reasons other than for cause, or upon the termination of the executive's employment for reasons other than a change in control, as defined, or in the event of the executive's resignation from the Bank upon (i) failure to be reelected to his current office, (ii) a material change in his functions, duties or responsibilities, (iii) relocation of his principal place of employment, (iv) the liquidation or dissolution of the Bank or the Company, or (v) a breach of the agreement by the Bank, the executive, or in the event of death, his beneficiaries, would be entitled to receive an amount equal to the greater of the remaining payments, including base salary, bonuses and other payments due under the remaining term of the agreement or three times the average of the executive's base salary, including bonuses and other cash compensation paid, and the amount of any benefits received pursuant to any employee benefit plans maintained by the Bank.

         If termination, voluntary or involuntary, follows a change in control of the Bank, as defined in the agreement, the executive or, in the event of his death, his beneficiaries, would be entitled to a payment equal to the greater of
(i) the payments due under the remaining term of the agreement or (ii) 2.99 times his average annual compensation over the five years preceding termination. The Bank would also continue the executive's life, health, and disability coverage for the remaining unexpired term of the agreement to the extent allowed by the plan or policies maintained by the Bank from time to time.

         Each employment agreement provides that for a period of one year following termination, the executive agrees not to compete with the Bank in any city, town or county in which the Bank maintains an office or has filed an application to establish an office.

         1994 Stock Option Plan for Outside Directors. The Bank adopted the 1994 Stock Option Plan for Outside Directors of the Bank (the "1994 Directors' Plan") in April 1994, and such plan was subsequently approved by the Bank's stockholders. At that time, non-statutory stock options to purchase 20,643 shares were granted to the outside directors of the Bank. The 1994 Directors' Plan reserved 4,274 options for future grant. Any person who became a non-employee director subsequent to the effective date of the 1994 Directors' Plan was entitled to receive options for 1,424 shares of Bank common stock to the extent options were available. Options granted in 1994 vested ratably at 20% per year commencing on the first September 30th after the effective date of the 1994 Directors' Plan. The exercise price of the options was equal to the fair market value of the shares of Bank Common Stock underlying such option at the time the option was granted, or $10.00 per share of Bank Common Stock for options granted in conjunction with the Bank's initial stock offering. All options granted under the 1994 Directors' Plan were exercisable from time to time in whole or in part, and expired upon the earlier of ten years following the date of grant or three years following the date the optionee ceased to be a director. No options were granted under the 1994 Directors' Plan during the fiscal year ended September 30, 1999. On March 31, 1998, each share of Common Stock of the Bank, including shares underlying the options granted in the 1994 Directors' Plan, was converted (the "Conversion") into 4.0245 shares of Common Stock of the Company as part of the mutual to stock conversion of Pocahontas Federal Mutual Holding Company. In fiscal year 1999, 20,103 options were exercised under the plan.

         Pocahontas Bancorp, Inc. Stock Option Plan. In October 1998, the Company adopted the Pocahontas Bancorp, Inc. Stock Option Plan (the "Stock Option Plan") for directors, officers and employees of the Bank and its affiliates and such plan was subsequently approved by the Company's stockholders. The Stock Option Plan is administered by a committee of non-employee directors. The Stock Option Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Code, "non-statutory stock options" which do not qualify as incentive stock options, certain "limited rights" exercisable only upon a change in control of the Company or the Bank, "dividend equivalent rights" payable only upon declaration of an extraordinary dividend and "reload options", which provide an option to acquire shares of Common Stock equivalent to the shares used to pay for an option or deducted from a distribution to satisfy income tax withholding.

         On the effective date of the Stock Option Plan, incentive stock options for 277,075 shares of Company Common Stock were granted to employees and officers and non-statutory stock options for 80,000 shares were granted to outside directors. No shares were reserved for future grant. Options granted in 1998 vest ratably at 20% per year commencing on October 23, 1999. The exercise price of the options is equal to the fair market value of the shares of Company Common Stock underlying such options. Incentive stock options granted under the Stock Option Plan are exercisable in whole or in part and expire upon the earlier of ten years following the date of grant or three years following the date the optionee ceases to be an officer or employee. Non-statutory options expire upon the earlier of ten years and one day following the date of grant or three years following the date the optionee ceases to be a director.

         Pocahontas Bancorp, Inc. Recognition and Retention Plan. In October 1998, the Company adopted the Pocahontas Bancorp, Inc. Recognition and Retention Plan (the "Recognition and Retention Plan"), which was subsequently approved by the Company's stockholders. At the time of implementation of this plan, 142,830 shares of Company Common Stock were awarded to officers, directors and employees of the Company.

         A Committee of the Board of Directors of the Company composed of two or more non-employee directors of the Company administers the Recognition and Retention Plan. Awards were granted in the form of shares of Company Common Stock that were restricted by the terms of the Recognition and Retention Plan ("Restricted Stock"). Restricted Stock is nontransferable and nonassignable. Participants in the Recognition and Retention Plan become vested in shares of Company Common Stock covered by an award and all restrictions lapse at a rate of 20% per year commencing on January 3, 2000. Awards become fully vested (i.e., all restrictions lapse) upon termination of employment or cessation of service due to death or disability. Upon termination of employment for any other reason, unvested shares of Restricted Stock are forfeited. The holders of the Restricted Stock have the right to vote such shares during the restricted period and receive the cash and stock dividends with respect to the Restricted Stock when declared and paid. The holders may not sell, assign, transfer, pledge or otherwise encumber any of the Restricted Stock during the restricted period.

         Director Plan. The Bank maintains a non-tax qualified Director Plan that provides directors who serve on the Board of Directors until the age of 60 or, in some cases, 65, with an annual benefit equal to a predetermined amount ranging between $29,316 and $35,640 following the directors' termination of service due to retirement, death, or after a change in control. Benefits are payable monthly to the director, or in the case of his death, to his beneficiary, over a period of twenty years. The Director Plan provides for a $15,000 "burial benefit," which is designated for the payment of burial and/or funeral expenses. In the event of a director's disability, the director will be entitled to a disability benefit equal to the annuitized present value of his accrued benefit payable monthly for twenty years. In addition, upon the director's death following disability, the director's beneficiary will receive an additional lump sum benefit equal to up to $600,000, reduced by all prior contributions made to the Director Plan on behalf of the director.

         The Bank and the Director Plan participants have each established an irrevocable trust in connection with the Director Plan. These trusts will be funded with contributions from the Bank for the purpose of providing the benefits promised under the terms of the Director Plan. The assets of the trusts established by the participants will be beneficially owned by the Director Plan participants, who will recognize income as contributions are made to the trust. Earnings on the trusts' assets are taxable to the participants. The trustee of the trusts may invest the trusts' assets in the Company Common Stock and may purchase life insurance on the lives of the participants with assets of the trusts.

         Director Emeritus Plan. The Bank currently has two former directors who have been appointed "Directors Emeritus." Upon reaching age 70 with 10 years of continuous service as a director, each current Director Emeritus was, upon retirement from the Board of Directors, appointed a "Director Emeritus" in exchange for performing consulting services for the Board of Directors. Under the current plan, in consideration of his services, a Director Emeritus will receive an annual fee of $18,000 for a ten year period (the "benefit period") following the director's designation as a Director Emeritus. The Director Emeritus Plan provides for survivor benefits payable to a designated beneficiary in an amount equal to the annual fee for the remainder of the ten year period, plus a $10,000 "burial benefit," which is designated for the payment of burial and/or funeral expenses.

         1994 Incentive Stock Option Plan. In April 1994, the Bank adopted the 1994 Incentive Stock Option Plan (the "Incentive Option Plan") for officers and employees of the Bank and its affiliates, and such plan was subsequently approved by the Bank's stockholders. The Incentive Option Plan is administered by a committee of non-employee directors. The Incentive Option Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), "non-statutory options," which do not qualify as incentive stock options, and certain "limited rights" exercisable only upon a change in control of the Bank.

         Incentive stock options (with limited rights) for 200,553 shares of Bank Common Stock were granted to employees and officers contemporaneously with the completion of the Bank's initial stock offering in April 1994 at an exercise price of $10.00. Skip Martin, former President and Chief Executive Officer, exercised options for 84,176 shares and James A. Edington exercised options for 50,137 shares under the Incentive Option Plan during the fiscal year ended September 30, 1999.

         At September 30, 1999 all stock options in the plan had been exercised. The following table sets forth certain information regarding the shares acquired and the value realized during fiscal year 1999 by certain executive officers of the Company at September 30, 1999. As part of the Conversion on March 31, 1998, each share of common stock of the Bank, including shares underlying the options granted in the Incentive Option Plan, was converted into 4.0245 shares of Common Stock of the Company.

====================================================================================================================
                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES
====================================================================================================================
           Name               Shares       Value         Number of Unexercised           Value of Unexercised
                             Acquired    Realized             Options at            In-The-Money Options at Fiscal
                               upon                         Fiscal Year-End                    Year-End
                             Exercise               ----------------------------------------------------------------
                                                       Exercisable/Unexercisable       Exercisable/Unexercisable
====================================================================================================================
Skip Martin                   84,176     $396,301               0/80,000                          0/0
--------------------------------------------------------------------------------------------------------------------
James A. Edington             50,137      254,727               0/80,000                          0/0
--------------------------------------------------------------------------------------------------------------------
Dwayne Powell                   --           --                 0/80,000                          0/0
====================================================================================================================

         401(k) Savings and Employee Stock Ownership Plan. The Bank merged its Employee Stock Ownership Plan ("ESOP") and Profit Sharing Plan to form the 401(k) Savings and Employee Stock Ownership Plan (the "KSOP"), effective October 1, 1997, to enable participants to invest in Bank Common Stock with the pre-tax deferral of their salary ("Elective Deferrals"). The KSOP is a tax-qualified plan subject to the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") and the Code. Employees with a year of service with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate in any ESOP, matching or discretionary contributions under the plan. Any employee with one hour of service may participate in making any Elective Deferrals.

         The ESOP portion of the KSOP provides the plan with the ability to borrow money for the purpose of purchasing Bank Common Stock. As part of the Conversion, the ESOP portion of the KSOP borrowed funds from the Company and used those funds to purchase a number of shares equal to 8% of the Common Stock issued in the Conversion. Collateral for the loan was the Common Stock purchased by the KSOP. Shares purchased with the ESOP loan are held in a suspense account for allocation among participants' accounts as the loan is repaid. As the ESOP loan is repaid from contributions the Bank makes to the ESOP portion of the KSOP, shares are released from the suspense account in an amount proportional to the repayment of the KSOP loan. The released shares are allocated among the ESOP accounts of participants who have a 1000 hours of service for the current plan year and are employed on the last day of the plan year, on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. As part of the Conversion on March 31, 1998, each share of common stock of the Bank, including shares in the KSOP, was converted into
4.0245 shares of Common Stock of the Company.

         Participants may elect to defer up to 15% of their salary into the KSOP ("Elective Deferrals") . The Bank may, in its discretion, make discretionary ("Discretionary Contributions") and/or matching contributions ("Matching Contributions") to the KSOP. Benefits in the ESOP, Discretionary Contributions and Matching Contributions
generally  will  become  100%  vested  after  five  years of  credited  service.
Employees are 100% vested in the Elective Deferral accounts and rollover accounts at all times under the plan. Participants will be credited for years of service with the Bank prior to the effective date of the plan. Forfeitures of Matching and Discretionary Contributions will be used to reduce such contributions in succeeding plan years; forfeitures of ESOP Contributions are reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability, or separation from service in a lump sum or, at the election of the participant, in installments not to exceed five years. The Bank's contributions to the KSOP are discretionary, subject to the ESOP loan terms and tax law limits, so benefits payable under the KSOP cannot be estimated.

         The KSOP provides for loans to employees not to exceed 50% of their vested Discretionary Contribution, Elective Deferral, Matching Contribution or Rollover Account balances, or $50,000. Withdrawals are permitted only to the extent of hardship (e.g., medical expenses), to purchase a primary residence, for limited education expenses or any other condition or event as determined by the Commissioner of the Internal Revenue Service from the vested portion of the Discretionary Contribution, Elective Deferral, Matching Contribution or Rollover Accounts.

         A committee was appointed by the Board of Directors of the Bank to administer the KSOP (the "KSOP Committee"). The KSOP Committee instructs the trustee regarding investment of funds contributed to the KSOP. The KSOP trustee is required to vote all allocated shares held in the KSOP in accordance with the instructions of the participants; unallocated shares shall be voted in a manner calculated to reflect most accurately the instructions the KSOP trustee has received from participants regarding the allocated stock. If no shares have been allocated, KSOP participants will be deemed to have one share of stock allocated to his account for the sole purpose of providing the trustee with voting instructions. Under ERISA, the Secretary of Labor is authorized to bring an action against the KSOP trustee for the failure of the KSOP trustee to comply with its fiduciary responsibilities. Such a suit could seek to enjoin the KSOP trustee from violating its fiduciary responsibilities and could result in the imposition of civil penalties or criminal penalties if the breach is found to be willful.

         Supplemental Retirement Plan. In November 1993, management of the Bank approved a supplemental retirement plan (the "Retirement Plan") for the Bank's former Chairman of the Board, Mr. Joe R. Martin, who retired in January 1996. The plan provides for an annual payment of $75,000 per year for ten years. The payment will be made to Mr. Martin's spouse in the event of his death during such ten-year period. In fiscal 1998, the Board approved an additional $75,000 and a one year extension of the Retirement Plan.

         Supplemental Executive Retirement Plan. The Bank has implemented a non-qualified Supplemental Executive Retirement Plan ("SERP") to provide a select group of management and highly compensated employees with additional benefits following termination of employment due to retirement, death, after a change in control or involuntary termination. The contribution made to the SERP is intended to provide an actuarially determined annual benefit of $147,143 for James A. Edington, and $214,286 for Dwayne Powell, payable monthly for 20 years. In the event of the employee's disability, the employee will be entitled to a disability benefit equal to the annuitized present value of his accrued benefit payable monthly for twenty years. In addition, upon the employee's death following disability, the employee's beneficiary will receive an additional lump sum death benefit equal to $2.7 million and $2.6 million in the case of Messrs. Edington and Powell, respectively, reduced by all prior contributions made to the SERP on behalf of the participant. The SERPs also provide for a $15,000 "burial benefit," which is designated for the payment of burial and/or funeral expenses.

         The Bank and the SERP participants have each established an irrevocable trust in connection with each SERP. These trusts will be funded with contributions from the Bank for the purpose of providing the benefits promised under the terms of the SERP. The assets of the trusts will be beneficially owned by the SERP participants, who will recognize income as contributions are made to the trusts. Earnings on the trust's assets are taxable to the participant. The trustee of the trust may invest the trust's assets in the Company Common Stock and may purchase life insurance on the life of the participant with assets of the trust.

Stock Performance Graph

         The Common Stock of the Company has traded only since March 31, 1998. Following the close of trading on March 31, 1998, each share of common stock of the Bank was converted into 4.0245 shares of Common Stock in connection with the Conversion. The graph compares the cumulative total return including dividends for the period ended on September 30, 1999, for the following: (a) the common stock of the Bank (the predecessor of the Company) beginning with the sale of Bank Common Stock in the Bank's stock offering on April 5, 1994, (b) stocks included in the Nasdaq Composite Index, beginning with the close of trading on April 5, 1994, and (c) stocks included in the SNL Thrift Index, beginning with the close of trading on April 5, 1994.

[ GRAPHIC -- Performance Graph with points plotted to figures in chart below.]

                                                                Period Ending
                              ----------------------------------------------------------------------------------
Index                         9/30/94        9/30/95        9/30/96        9/30/97        9/30/98        9/30/99
----------------------------------------------------------------------------------------------------------------
Pocahontas Bancorp, Inc.      100.00         132.75         180.53         455.20         526.30         380.16
NASDAQ - Total US*            100.00         138.07         163.84         224.97         228.77         371.52
SNL Thrift Index              100.00         130.96         158.17         274.83         246.40         234.70

Certain Transactions

         The Bank has followed a policy of granting consumer loans and loans secured by one- to four-family real estate to officers, directors and employees. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law generally requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates, subject to limited exceptions. However, recent regulations now permit executive officers and directors to receive the same terms on loans through plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Loans to all directors, executive officers, and their associates totaled $978,921 at September 30, 1999, which was 2.0% of the Company's stockholders' equity at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the three years ended September 30, 1999. All loans to directors and officers were performing in accordance with their terms at September 30, 1999.


              PROPOSAL II--AMENDMENT OF THE 1998 STOCK OPTION PLAN
                   AND THE 1998 RECOGNITION AND RETENTION PLAN

         The Board of Directors of the Company adopted the 1998 Stock Option Plan ("Option Plan") and the 1998 Recognition and Retention Plan ("Recognition Plan") (together, the "Plans"), both of which were approved by stockholders of the Company at a Special Meeting of Stockholders held on October 23, 1998 (the "Special Meeting"). The Company was formed in connection with the mutual-to-stock conversion of the Bank's mutual holding company, which was completed in March 1998. Under applicable regulations of the Office of Thrift Supervision (the "OTS"), stock benefit plans such as the Plans established or implemented within one year following the completion of such a mutual to stock conversion are required to contain certain restrictions and limitations. Specifically, the OTS regulations provide, among other provisions, that awards granted pursuant to such plans begin vesting no earlier than one year from the date the plans are approved by stockholders, shall not vest at a rate in excess of 20% per year, and shall not provide for accelerated vesting except in the case of disability or death unless then authorized by regulation or not otherwise prohibited by law or regulations. The Plans provide that in the event of a change in control of the Company or retirement of the recipient (as defined) vesting of awards would accelerate if, as of such date, such treatment is either authorized or is not prohibited by applicable law and regulations. The OTS has authorized the elimination of these provisions more than one year after a conversion, provided that stockholder approval of such amendments to the Plans is obtained.

         The Board of Directors of the Company has adopted amendments to the Plans, subject to approval by the stockholders, in order to remove the restrictions described above and to provide that new awards shall vest at the rate determined by the Board or the administering committee and that both existing and new awards shall accelerate and vest upon a change in control of the Company or upon retirement, as defined in the Plans. These amendments are consistent with the Company's intentions when it originally adopted these Plans. OTS policy requires that these amendments be presented to stockholders more than one year after a mutual to stock conversion. These amendments do not increase the number of shares reserved for issuance under the Plans or change the vesting schedule or terms of outstanding awards under the Plans other than to accelerate the vesting upon a change in control or retirement. In the event these amendments to the Plans are not approved by stockholders, the vesting of existing awards will not accelerate in the event of a change in control or retirement (unless authorized at such time or not prohibited by applicable laws or regulations), and the other provisions of the Plans will remain in effect as originally adopted. Although management has in the past and may in the future engage in discussions concerning potential mergers with other financial institutions, there are currently no understandings or agreements with third parties that would result in a change of control of the Company.

         The Plans were adopted by the Company to attract and retain qualified personnel in key positions, provide officers and employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Plans are also designed to retain qualified directors for the Company. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code, non-statutory stock options, reload options, dividend equivalent rights and limited stock appreciation rights. Awards are available for grant to non-employee directors and key employees of the Company and any subsidiaries, except that non-employee directors are eligible to receive only awards of non-statutory stock options, dividend equivalent rights and reload options. Officers, key employees and non-employee directors of the Company and its subsidiaries who are selected by the Board of Directors of the Company or members of the administering committee appointed by the Board are eligible to receive restricted stock awards under the Recognition Plan.

         The Plans are administered and interpreted by a committee of the Board of Directors ("Committee") consisting of either (i) at least two non-employee directors of the Company, or (ii) the entire Board of Directors of the Company. Currently, the members of the Committee are Messrs. Ralph P. Baltz, Marcus Van Camp, N. Ray Campbell, Skip Martin, Charles R. Ervin and Robert Rainwater.

         Under the Option Plan, the Board of Directors or the Committee determines which officers, key employees and non-employee directors will be granted options, reload options, dividend equivalent rights and limited stock appreciation rights, whether such options will be incentive or non-statutory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of a stock option shall be at least equal to the fair market value of a share of Common Stock on the date the option is granted. Under the Recognition Plan, the Board of Directors or the Committee determines which officers, key employees and non-employee directors will be granted restricted stock awards, the number of shares subject to each award and the vesting schedule of such awards.

         As of September 30, 1999, options to purchase 350,000 shares of Common Stock have been granted and are outstanding under the Option Plan and 7,075 shares remain available for future grant under the Option Plan. As of September 30, 1999, restricted stock awards for 142,830 shares have been granted under the Recognition Plan and -0- shares are available for future grant under the Recognition Plan. Previously granted awards under the Plans will vest at the rate of 20% per year over five years. The proposed amendments to the Plans will not affect the number of shares previously granted nor change the vesting schedule of outstanding awards under the Plans but will provide that outstanding awards as well as newly granted awards will accelerate in certain circumstances as described above.

         A copy of the Amended and Restated 1998 Stock Option Plan is attached hereto as Appendix A and a copy of the Amended and Restated 1998 Recognition and Retention Plan is attached hereto as Appendix B.

         The Board of Directors recommends that stockholders vote FOR adoption of the amendments to the 1998 Stock Option Plan and the 1998 Recognition and Retention Plan to provide that any future awards granted thereunder may vest at the rate determined by the Board of Directors or the Committee and that both existing and future awards will accelerate under certain circumstances.

              PROPOSAL III--RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has approved the engagement of Deloitte & Touche, LLP to be the Company's auditors for the 2000 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Deloitte & Touche, LLP, for the Company's fiscal year ending September 30, 2000. A representative of Deloitte & Touche, LLP, is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

         In order to ratify the selection of Deloitte & Touche, LLP, as the auditors for the 2000 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification.

The Board of Directors recommends a vote "FOR" the ratification of Deloitte & Touche, LLP, as auditors for the 2000 fiscal year.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting has to be received at the Company's executive office, 203 West Broadway, P.O. Box 427, Pocahontas, Arkansas 72445, no later than August 22, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

         The date on which the next annual meeting of stockholders is expected to be held is January 24, 2001. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before this annual meeting of stockholders must be given to the Company no later than October 20, 2000.

A COPY OF THE COMPANY'S REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 1998, AND A COPY OF THE COMPANY'S 1999 ANNUAL REPORT TO STOCKHOLDERS WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO DWAYNE POWELL, SECRETARY, POCAHONTAS BANCORP, INC., 203 WEST BROADWAY, P.O. BOX 427, POCAHONTAS, ARKANSAS 72455.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       /s/Dwayne Powell

                       Dwayne Powell
                       Secretary

Pocahontas, Arkansas
December 20, 1999

                                                                      APPENDIX A

                            POCAHONTAS BANCORP, INC.
                              AMENDED AND RESTATED
                                STOCK OPTION PLAN

1.           Purpose

             The purpose of the Pocahontas Bancorp, Inc. Stock Option Plan (the "Plan") is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Pocahontas Federal Savings and Loan Association (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.           Definitions

             "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

             "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Reload Options, Limited Rights, and/or Dividend Equivalent Rights granted under the provisions of the Plan.

             "Bank" means Pocahontas Federal Savings and Loan Association, or a successor corporation.

             "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

             "Board" or "Board of Directors" means the board of directors of the Company or its Affiliate, as applicable.

             "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

             "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

             "Code" means the Internal Revenue Code of 1986, as amended.

             "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

             "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

             "Company"   means   Pocahontas   Bancorp,   Inc.   or  a  successor
corporation.

             "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

             "Conversion" means the March 31, 1998 conversion of Pocahontas Bancorp, MHC from the mutual to stock form of organization.

             "Date of Grant" means the actual date on which an Award is granted by the Committee.

             "Director" means a member of the Board.

             "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

             "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof. "Effective Date" means the date the Plan is implemented by the Board of Directors coincident with or following approval of the Plan by the Company's stockholders.

             "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published by the Wall Street Journal, if published) on such date, or if the Common Stock was not traded on the day prior to such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

             "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to Section 8.

             "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

             "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 9.

             "Non-Statutory Stock Option" means an Option granted by the Committee to (i) an Outside Director or (ii) to any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder.

             "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

             "Normal Retirement" means for a Key Employee retirement on or after the attainment of age 65. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 65 years of age and maintaining at least 15 years of Continuous Service.

             "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

             "Option" means an Award granted under Section 7 or Section 8.

             "Participant" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

             "Reload Option" means an option to acquire shares of Common Stock equivalent to the shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 19.

             "Right" means a Limited Right or a Dividend Equivalent Right.

             "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.           Plan Administration Restrictions

             The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

             All transactions involving a grant, award or other acquisition from the Company shall:

             (a) be approved by the Company's full Board or by the Committee;

             (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

             (c) result in the acquisition of an Option and/or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.           Types of Awards

             Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; (d) Dividend Equivalent Rights; and (e) Reload Options.

5.           Stock Subject to the Plan

             Subject to adjustment as provided in Section 18, the maximum number of shares reserved for issuance under the Plan is 357,075 shares. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.           Eligibility

             Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, Reload Options and/or Dividend Equivalent Rights under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights and Reload Options under the Plan.

7.           Non-Statutory Stock Options

             7.1     Grant of Non-Statutory Stock Options

             (a) Grants to Outside Directors and Key Employees. The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors, and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section 7.

             (b) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

             (c) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the date the Option is granted. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined in the manner described in Section 2.

             (d) Manner of Exercise and Vesting. Unless the Committee shall specifically state to the contrary at the time an Award is granted, Non-Statutory Stock Options awarded to Key Employees and Outside Directors shall vest at the rate of 20% of the initially awarded amount per year commencing with the vesting of the first installment one year from the Date of Grant, and succeeding installments on each anniversary of the Date of Grant. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

             (e) Terms of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant. No Options shall be earned by a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee may, in its sole discretion, accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part by Key Employees and/or Outside Directors and further, in the event of a Change in Control of the Company or the Bank, all Non-Statutory Stock Options that have been awarded shall become immediately exercisable for three years following such Change in Control.

             (f) Termination of Employment or Service. Upon the termination of a Key Employee's employment or upon termination of an Outside Director's service for any reason other than death, Disability, Termination for Cause, Normal Retirement or after a Change in Control, the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for three years following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of service or employment due to death, Disability or Normal Retirement, all Non-Statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representative or beneficiaries, as applicable, for three years following the date of the Participant's cessation of employment or service, as applicable, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

             (g) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

8.           Incentive Stock Options

             8.1     Grant of Incentive Stock Options

             The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

             (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

             (b) Price. Subject to Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares, determined on the exercise date, in the manner described in Section 2.

             (c) Manner of Exercise. Incentive Stock Options granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. The vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company or his designee. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date by the manner described in Section 2.

             The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code and in the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, unless the Fair Market Value of the amount exercisable as a result of a Change in Control shall exceed $100,000 (determined as of the Date of Grant). In such event, the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options.

             (d) Amounts of Options.  Incentive  Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. Notwithstanding the above, the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Key Employee shall be 89,269. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000. The provisions of this Section 8.1(d) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

             (e) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. No Options shall be earned by a Participant unless the Participant maintains Continuous Service until the vesting date of the Option, except as set forth herein. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

             (f) Termination of Employment. Upon the termination of a Key Employee's service for any reason other than Disability, death, Change in Control, Normal Retirement or Termination for Cause, the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination and only for a period of three years following termination; provided, however, that such Options shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following termination of employment. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

             In the event of death or Disability of any Key Employee, all Incentive Stock Options held by such Key Employee, whether or not vested at such time, shall be or become exercisable by such Key Employee or his legal representatives or beneficiaries for three years following the date of his death or cessation of employment due to Disability; provided, however, that in the event of Disability, such Option will not be eligible for treatment as an Incentive Stock Option in the event the Option is exercised more than one year following the date of Disability and provided further, that in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of a Key Employee, the Key Employee's death must have occurred while a Key Employee or within three (3) months of termination of employment. Upon termination of a Key Employee's service following a Change in Control or Normal Retirement, all Incentive Stock Options held by such Key Employee, whether or not vested at such time, shall be or become exercisable for a period of three years following the date of his cessation of employment; provided, however, that such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of such termination due to a Change in Control or Normal Retirement; and provided, further, that in no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

             (g) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

             (h) Compliance with Code. The options granted under this Section 8 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

9.           Limited Rights

             9.1     Grant of Limited Rights

             The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

             (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

             The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

             Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

             (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. In the event of a Change in Control in which pooling accounting treatment is a condition to the transaction, the Limited Right shall be exercisable solely for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

10.          Dividend Equivalent Rights

             Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

             (a) Terms of Rights. The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in Section 10(c)) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

             (b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company or the Bank the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 18.

             (c) Extraordinary Dividend. For purposes of this Section 10, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

11.          Reload Options

             Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 13(c) below). The Reload Option represents an additional option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 18. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

12.          Surrender of Option

             In the event of a Participant's termination of employment or termination of service as a result of death, Disability, Normal Retirement or following a Change in Control, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the vested

Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

13.          Alternate Option Payment Mechanism

             The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

             (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

             (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

             (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

14.          Rights of a Stockholder

             A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

15.          Agreement with Participants

             Each Award of Options, Reload Options, Limited Rights, and/or Dividend Equivalent Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities law.

16.          Designation of Beneficiary

             A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any stock option, Reload Option, Limited Rights Award or Dividend Equivalent Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

17.          Dilution and Other Adjustments

             In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

             (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

             No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

18.          Withholding

             There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

19.          Amendment of the Plan

             The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award. Any amendment or modification of the Plan or an outstanding Award under the Plan shall be approved by the Committee or the full Board of the Company.

20.          Effective Date of Plan

             The Plan shall become effective when implemented by the Board of Directors coincident with or following, approval of the Plan by the Company's stockholders.

21.          Termination of the Plan

             The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

22.          Applicable Law

             The Plan will be administered in accordance with the laws of the State of Delaware.

             IN WITNESS WHEREOF, the Company has caused this Amended and Restated Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the 8th day of December, 1999.

ATTEST:                          POCAHONTAS BANCORP, INC.

____________________________     _______________________________________________
Secretary                        President and Chief Executive Officer

                                                                      APPENDIX B

                            POCAHONTAS BANCORP, INC.
                              AMENDED AND RESTATED
                         RECOGNITION AND RETENTION PLAN

1.           Establishment of the Plan

             Pocahontas Bancorp, Inc. (the "Company") hereby establishes the Pocahontas Bancorp, Inc. Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

2.           Purpose of the Plan

             The purpose of the Plan is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Pocahontas Federal Savings and Loan Association (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.           Definitions

             The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

             "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

             "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

             "Bank" means Pocahontas Federal Savings and Loan Association, or a successor corporation.

             "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

             "Board" or "Board of Directors" means the Board of Directors of the Company, the Bank or an Affiliate, as applicable. For purposes of Section 4 of the Plan, "Board" shall refer solely to the Board of the Company.

             "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

             "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

             "Code" means the Internal Revenue Code of 1986, as amended.

             "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

             "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

             "Company" means Pocahontas Bancorp, Inc., the stock holding company of the Bank, or a successor corporation.

             "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

             "Conversion" means the March 31, 1998 conversion of Pocahontas Bancorp, MHC from the mutual to stock form of organization.

             "Director" means a member of the Board.

             "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

             "Effective Date" means the date the Plan is implemented by the Board of Directors coincident with or following approval of the Plan by the Company's stockholders.

             "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

             "Key Employee" means any person who is currently employed by the Bank, the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

             "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company, the Bank or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or
(d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

             "Normal Retirement" means for a Key Employee, retirement on or after the attainment of age 65. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 65 years of age and maintaining at least 15 years of Continuous Service.

             "Outside Director" means a Director of the Company, the Bank or an Affiliate who is not an employee of the Company, the Bank or an Affiliate.

             "Recipient" means a Key Employee or Outside Director of the Company, the Bank or an affiliate who receives or has received an Award under the Plan.

             "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under
Section 6 with respect to Restricted Stock awarded under the Plan.

             "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4. Administration of the Plan.

             4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

             4.02 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6.02, the Board may not revoke any Award except in the event of revocation for Cause.

             4.03 Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

             (a) be approved by the Company's full Board or by the Committee;

             (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

             (c) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

             4.04 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.           Eligibility; Awards

             5.01 Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

             5.02 Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in
Section 5.01 will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Certificate of Incorporation and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 150,653. The shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares reacquired and held as treasury shares.

             In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock. An Award will not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited.

             In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

             No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Company, the Bank or an Affiliate until the restrictions lapse.

             5.03 Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5.02 to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted
Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient.

             5.04 Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.           Terms and Conditions of Restricted Stock

             The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6.01 through 6.08, to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

             6.01 General Rules. At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in Section 5.03, the Shares awarded as Restricted Stock shall vest. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to a Restricted Stock Award, or to remove any or all of such restrictions.

             Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

             6.02 Continuous Service; Forfeiture. Except as provided in Section 6.03, if a Recipient ceases to maintain Continuous Service for any reason (other than death, Disability, Normal Retirement or Change in Control), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.01 shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

             Notwithstanding the foregoing, Restricted Stock awarded to a Recipient whose employment with or service on the Board of the Company or an Affiliate terminates due to death, Disability, Normal Retirement or following a Change in Control shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director, shall not be deemed earned until both employment and service as a Director have been terminated.

             6.03 Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company, the Bank or an Affiliate or an Outside Director whose service is terminated by the Company, the Bank or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

             6.04 Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

                     "The  transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Pocahontas Bancorp, Inc. Amended and Restated Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of

                  Pocahontas Bancorp, Inc., 203 West Broadway, Pocahontas, Arkansas 72455."

             6.05 Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6.05 and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

             6.06 Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

             6.07 Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6.01, the Escrow Agent shall redeliver to the Recipient (or in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to
Section 5.03 and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6.01.

7.           Adjustments upon Changes in Capitalization

             In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6.05.

8.           Assignments and Transfers

             No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.           Key Employee Rights under the Plan

             No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Company, the Bank or any Affiliate.

10.          Outside Director Rights under the Plan

             Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Company, the Bank or any Affiliate.

11.          Withholding Tax

             Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the amount of any taxes that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.          Amendment or Termination

             The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan shall be approved by the Committee, or the full Board of the Company.

13.          Governing Law

             The Plan shall be governed by the laws of the State of Delaware.

14.          Term of Plan

             The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or (ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

             IN WITNESS WHEREOF, the Company has caused this Amended and Restated Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the 8th day of December, 1999.

ATTEST:                          POCAHONTAS BANCORP, INC.


____________________________     _______________________________________________
Secretary                        President and Chief Executive Officer

                                 REVOCABLE PROXY
                            POCAHONTAS BANCORP, INC.

[ X ]   PLEASE MARK VOTES
        AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 26, 2000

  The undersigned hereby appoints the official proxy committee consisting of those members of the Board of Directors not nominated hereon, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's main office, 203 West Broadway, Pocahontas, Arkansas, on January 26, 2000 at 1:00 p.m., Arkansas time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1. The election as Directors of all nominees listed below, each to serve for a three-year term.

   Ralph P. Baltz     Marcus Van Camp       N. Ray Campbell

   [   ] For          [   ] Withhold          [   ] For All Except

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The amendment of the Company's 1998 Stock Option Plan and 1998 Recognition and Retention Plan to revise the provisions relating to the vesting of options and awards under such plans.

   [   ] For          [   ] Against           [   ] Abstain

3. The ratification of Deloitte & Touche, LLP as the Company's independent auditor for the fiscal year ending September 30, 2000.

   [   ] For          [   ] Against           [   ] Abstain

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.  [   ]

  The Board of Directors recommends a vote "FOR" each of the listed proposals.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.


                         Please be sure to sign and date
                          this Proxy in the box below.



                     --------------------------------------
                                      Date


                     --------------------------------------
                             Stockholder sign above


                     --------------------------------------
                         Co-holder (if any) sign above

  Detach above card, sign, date and mail in postage-prepaid envelope provided.

                            POCAHONTAS BANCORP, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

  Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

  The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of the Annual Meeting, a proxy statement dated December 20, 1999, and audited financial statements.

  Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.